RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio's ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Global Sales

•	$25.6MM 2012 Revenues, Profitable
‐	Anticipate Record Revenues in Second Half 2013

•	Patented DPP® - A Platform POCT Technology
‐	Oral Fluid HIV Test-FDA –Approved - CLIA waiver pending

•	Strong Product Pipeline of Multiplex DPP Products
‐	HIV-Syphilis & Syphilis Screen & Confirm Tests for International and US Markets
‐	HCV Ab & HIV Ag-Ab Test
‐	New Technologies for Multiplex Products
‐	New Collaboration in Brazil with LabTest

Slide 4

Our Vision & Mission

We are a provider of Point-of-Care diagnostic tests and solutions, helping people live longer and healthier lives.

Our mission is to become a key provider in the market for rapid diagnostic Point of Care (POC) testing, through the development, manufacture, and commercialization of proprietary technology with superior performance and technical service.

Slide 5

Chembio Products are well Positioned Globally for Growth…

USA
•	Distribution through Alere (36% FY12 revenue)
•	DPP® HIV PMA approval (Dec'12) / CLIA pending
•	Funded Research Collaborations with CDC, DOD, NIH

•	EUCE mark approval for SURECHECK ® (July '13)
•	CE mark for STATPAK ®, DPP ® HIV, HIV/Syphilis pending.

SOUTH/CENTRAL AMERICA
•	Strong OEM Partnerships (FIOCRUZ, Labtest); Branded products sold to NGOs, private distributors (>50% FY12)

AFRICA
•	Procurement primarily funded by PEPFAR, Global Fund, and WHO
•	Sales channel; NGO-direct & through distributors (11% FY12 revenue)
•	Commercial resource deployment

Slide 6

Chembio's Pipeline - $650MM Total Addressable Market

Chembio Pipeline POCT	Total Market Opportunity	Targeted Launch
HIV POCT – U.S.	$ 75 MM	Q1-2014
HIV-Syphilis & Syphilis Screen-Confirm POCTs – U.S.	$ 75 MM	2H- 2014
Hepatitis C POCT – U.S.	$100 MM	2016
Combined Estimated Market for Above – ex-U.S.	$400 MM	~$16MM in 2012; Significant Growth Opportunities with Current and New Products
Total	$650 MM

See graphic

Slide 7

Chembio POCT Market Opportunities:
HIV Rapid POCTS

HIV Rapid POCTS  - Established, Growing Market
U.S.
•	~50,000 New Infections in - 2012
•	USPSTF Recommends Routine Testing
‐	ACA Expanding Coverage by 25MM+

International
•	2.5MM New Infections Worldwide in 2012
•	Designation in PEPFAR & Other Donor-Funded Countries' Testing Protocols

Slide 8

Chembio's POCT Market Opportunities:
Syphilis & HCV POCTS

•
HIV-Syphilis POCTS – New Market Opportunity
•	Up to 70% HIV-Syphilis Co-Infection in MSM
•	Higher Prevalence of Syphilis (1.9MM) than HIV (1.5MM) in Pregnant Women
•	Syphilis Screen & Confirm Eliminates Past Infections; thus overtreatment

HCV POCT – Emerging Market Opportunity
•	4MM in US Infected ` 75% Unaware
•	Recent Revised CDC & USPSTF Recommendations for All Baby Boomers
•	New Therapeutics

See graphic

Slide 9
POCTs - A Growing $8B Global Market - Long-term Trend Toward Molecular Levels of Detection

CURRENT CAPABILITIES
	Lateral Flow Technology
	Single parameter tests
	DPP® Technology Enabling
	Improved Sensitivity, Multiplexing

R&D
	Signal
	Enhancement Features

POTENTIAL NEW CAPABILITIE BEING ASSESSED
	Molecular
	Amplification Technologies

Slide 10

Chembio's Lateral Flow Rapid HIV Tests Marketed World-Wide

•	Total $13.5MM 2012 Revenues
•	In U.S. Sold Exclusively through Alere (Clearview®)
‐	$7.8MM 2012Possibility to Sell Direct
•	International Sales - Chembio Branded Through Multiple Channels:
‐	E.g., PEPFAR, Global Fund UNICEF, etc.
‐	$5.7MM 2012
‐	Record 2H Anticipated Based on Record $5.3MM Order Received in Q2

See graphics

Slide 11
DPP® Patented Point of Care Technology

•	Proprietary Platform Technology that Uniquely Enables Multiplexing for Higher Value Tests
•	Increases Sensitivity as Compared with Lateral Flow Technology
•	Validated with Numerous Partners, Regulatory Agencies

See graphics

Slide 12

Chembio DPP® HIV 1/2 Assay FDA-Approved Dec. '12,  CLIA Waiver expected Q1 2014
	No Alternative to Current ~$35MM Oral Fluid Product
	Superior blood matrix performance over top 4 market share products in early detection study
	Superior Oral Fluid sensitivity v. Market Leader in head-to-head study
	User friendly, safe and efficient SampleTainer™ Sample Collection System
	Separate and reagent free oral fluid collection device
See graphics

Slide 13
Chembio DPP® Sales in Brazil
Expanding Relationships and Sales Opportunities
•	Five DPP® Products with Brazilian MOH Supplier
‐	$10.1MM 2012 Revenues
‐	~$6MM Forecast 2013
•	New Collaboration with Labtest Brazil
‐	Leading Brazilian IVD Company
‐	Addressing Private & Public Markets in Brazil
‐	Potential Additional Markets, Contract Manufacturing
‐	Assembly & Distribution - DPP® Co-branded
‐	2013 Plan = Initial Products Registrations

See graphics

Slide 14
Chembio's DPP® HIV-Syphilis and Syphilis Screen & Confirm Tests
•	Large Global Market Opportunities for Pre-Natal and MSM Screening
‐	HIV-Syphilis Comb. Leverages Global PMTCT Funding
‐	Syphilis Screen & Confirm – Unique POC Solution Eliminates Previously Treated Cases
‐	USAID and WHO Evaluations in Process
‐	INDRE (Mexico) Data @100% Sensitivity & Specificity
•	Anticipated FDA Approvals in Q4 2014 – CLIA waiver Q1 2015
‐	Recent Meeting with FDA Extending Review Period Due to Change of HIV-Syphilis Production to PMA (v. 510K)
‐	Significant Potential International Sales 2013 -14

Slide 15

Organization & Facility

•	FDA & USDA- Approved Development & Manufacturing Facility
•	All Company Operations in 30,600 Sq. Ft. Leased Facility in Medford, NY

Total Employment: Approximately 200

Regulatory	4
QA &QC	17
SG&A	12
Research & Development	27
Operations	142

See Graphics

Slide 16

Chembio's Business Strategy for Growth:

•	Establish commercial capabilities to increase revenue and maximize profits
•	Develop, license or acquire POCT products/technologies that add value
•	Expand manufacturing capabilities to supply our customers

Slide 17

Priorities & Areas of Focus: Growth

Commercial Operations

•	Invest in Sales & Marketing to promote DPP technology globally
•	Deploy sales & technical resources in key regional areas

Technology Investment

•	New Product Launch (DPP HIV?SYP, SYP S&C)
•	Develop New Technologies (HIV 4G, HCV) that address healthcare concerns

Slide 18

Priorities & Areas of Focus: Operations

Manufacturing Operations

•	Process Excellence Program (Lean/Six Sigma)
•	Engineering & Automation
•	Targeted Cost Savings
•	Productivity/Labor Efficiencies
•	Scrap (10% improvement from FY12)

Slide 19

Selected Financial Data FY2008 –2012
See Graphic

2012
	Total Revenue $25,611
	Product Revenue $24,327
	Gross Profit $10,790
	R&D Expense* $4,486
	Pre-Tax Income $1,451
	Clinical Trial Expense $820

* Non-recurring 2010 $1.5MM R&D Credit from the Affordable Care Act – excluded from 2010 R&D Exp. & 2010 Pre-Tax Income

Slide 20

FY2011-2012 Selected Financial Results

	Year Ended		Year Ended
In (000's)	Dec 31, 2012		Dec. 31, 2011
Net Product Revenues	$24,327		$17,422
Non-Product Revenues	$1,283		$1,966
TOTAL REVENUES	$25,610		$19,388
GROSS MARGIN	$10,790	42%	$9,390	48%
OPERATING COSTS:
Research and Development exp	$4,486	18%	$4,878	25%
Selling, General &Administrative exp	$4,852	19%	$3,424	18%
	$9,338		$8,302
INCOME FROM OPERATIONS	$1,452		$1,088
OTHER INCOME (EXPENSES):	$(2)		$(12)
NET INCOME-Before Taxes	$1,450	6%	$1,076	6%
Income tax (benefit) provision	$509		$(5,133)
NET INCOME	$941	4%	$6,209	32%

       2012 U.S. Lateral Flow HIV Sales                                                                                                  $ 7.8 MM
                   2012 Ex-U.S. Lateral Flow HIV Sales  $ 5.7 MM
       2012 Brazil DPP Sales                                                                      $10.1 MM

Slide 21
Six Months Ended June 2012& 2013 Selected Financial Results

	6 mos		6 mos
In (000's)	June 30, 2013		June 30,2012
Net Product Revenues	$11,375		$12,174
Non-Product Revenues	$697		$563
TOTAL REVENUES	$12,072		$12,737
GROSS MARGIN	$4,975	41%	$5,903	46%
OPERATING COSTS:
Research and Development exp	$2,546	21%	$2,358	19%
Selling, G&Administrative exp	$2,322	19%	$2,313	18%
	$4,868		$4,671
INCOME FROM OPERATIONS	$107		$1,232
OTHER INCOME (EXPENSES):	$9		$(1)
NET INCOME-Before Taxes	$116	1%	$1,231	10%
Income tax (benefit) provision	$40		$489
NET INCOME	$76	1%	$742	6%

Anticipate Record Third Quarter and Second Half 2013 Revenues

Slide 22

Current Financial Position and Share Information

($ in 000s)	June'13 Unaudited	Dec '12
Cash	$8,645	$2,952
Total Assets	$23,542	$17,335
Total Liabilities	$3,929	$3,460
Stockholders' Equity	$19,613	$13,875

(Share Information as of September 20, 2013mation2013 Revenuese convernsitsuctsrformance and technical seviceugh the development,)
Ticker Symbol (NASDAQ)	CEMI
Outstanding Shares	9.32 million

Fully Diluted Shares	9.99 million
Share Price	$3.83
Market Capitalization	$38.26 million

Slide 23

Leadership

Executive                                               Previous Experience            Joined:
Lawrence Siebert,J.D. Chairman & CEO	1981-1991, Partner, Stanwich Partners, Inc.; 1992-2002 Siebert Associates LLC, Manager; Siebert Capital Corp. , President	2002
Richard Larkin, CPA Chief Financial Officer	2000-2003 CFO of Visual Technology Group; 1987-2000 CFO of Protex International Corp.	2003
Sharon Klugewicz, M.S. Chief Operating Officer	20+ Years at Pall Corporation, most recently as Sr. VP - Scientific & Laboratory Services	2012
Javan Esfandiari, M.S. SVP Research & Development	1993-1997, R&D Director On-Site Biotech; 1997-2000, Co-Founder of Sinovus Biotech AB (Sweden), which was acquired by Chembio in 2000	2000

Slide 24

Anticipated Milestones - 2013-2014
•	Record Revenues in Q3 & Second Half of 2013
•	Oral Fluid HIV Test CLIA Waiver & Launch
‐	Establishing Chembio-branded U.S. Public Health Commercial Organization for Pipeline of Complementary Products
•	Expanding International Revenues for Lateral Flow and DPP® Products
•	2014 FDA Submission & Approval of DPP HIV-Syphilis Test
•	New Distribution, Contract Development & OEM Deals
•	Increased Production Capacity
•	Pursue Acquisitions or Licenses of Complementary Products/Technologies

Slide 25

Growth Through Global Sales and Partnerships

•	Global Health Markets
•	PEPFAR
•	Global Fund
•	US Market
•	FDA Approved Lateral Flow Blood Tests
•	FDA Approved DPP® Oral Fluid HIV Test
•	Syphilis Products – Launch 2H 2014
•	OEM Partnerships
•	FIOCRUZ
•	LabTest
•	Funded Research Collaborations
•	CDC, DOD, NIH
•	Hepatitis-C and HIV Fourth Generation Tests

Slide 26

Investment Summary

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests (POCTs) Used Globally

•	$25.6MM 2012 Revenues, Profitable
‐	Anticipate Record Revenues in Second Half 2013

•	Patented DPP® - A Platform POCT Technology
‐	Oral Fluid HIV Test-FDA –Approved - CLIA waiver pending

•	Strong Product Pipeline of Multiplex DPP Products
‐	HIV-Syphilis Test for International and US Markets
‐	HCV & HIV Ag-Ab Test
‐	New Technologies for Multiplex Products
‐	New Collaboration in Brazil with LabTest